EXHIBIT 99

FirstMerit Reports First Quarter 2003 EPS of $0.45

Akron, OH – April 17, 2003 — FirstMerit Corporation (Nasdaq: FMER) today announced first quarter 2003 net income of $38.3 million, or $0.45 per diluted share. This compares to $36.6 million, or $0.43 per diluted share, for the fourth quarter of 2002 and net income of $43.5 million, or $0.51 per diluted share, for the first quarter of 2002.

For the first quarter of 2003, return on average common equity (“ROE”) and average assets (“ROA”) were 15.98% and 1.46%, respectively, compared with 15.03% and 1.39% for the fourth quarter of 2002 and 19.20% and 1.72% for the prior year quarter.

Commenting on the quarter, John R. Cochran, Chairman and Chief Executive Officer noted, “FirstMerit continues to maintain strong profitability and capital levels. While the sluggish regional economy is challenging to balance sheet growth and credit quality, we continue to strengthen our commitment to relationship-based community banking. I am pleased to say FirstMerit is making measurable progress to broaden our business and household relationships and increase our profile in the communities we serve.”

Mr. Cochran continued, “Our efforts to deepen customer relationships through expanded product usage produced solid growth in non-interest income. We recently established a new group to serve the needs of our growing number of high-net-worth clients. We are particularly pleased with the response of our investment services group to the low-interest rate environment with their sales of fixed rate annuities. Similarly, the low-rate environment continues to bolster activity in the retail mortgage market, and we have expanded our capabilities to meet strong demand, which in turn generates additional mortgage-related fees. We are using these point-of-sale opportunities to build multi-faceted relationships with customers, cross-selling value-added products to enhance profitability and create a loyal customer base.

“Management of credit quality remains a high priority issue. Asset quality is stabilizing, and non-performing assets have improved from their second quarter 2002 peak.”

Total operating revenue, which consists of net interest income on a fully-tax equivalent (“FTE”) basis plus non-interest income, totaled $154.2 million for the first quarter of 2003, a 0.7% increase from the $153.2 million reported in the first quarter of 2002. Net interest income on an FTE basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate. Excluding security gains, total revenue increased 1.2% to $151.4 million. FTE net interest income declined 3.1% from the prior year first quarter, to $102.4 million in 2003 from $105.6 million last year, reflecting the impact of a 27 basis point decline in the net interest margin on a fully-tax equivalent basis to 4.21% partially offset by a 3.2% increase in average earnings assets to $9.9 billion.

Non-interest income increased 9.0% in the first quarter of 2003, to $51.9 million. Excluding securities gains, non-interest income increased 11.4%, to $49.0 million in the first quarter of this year, compared to $44.0 million for the 2002 quarter. Gains were reported from a higher level of service charges on deposits (up 19.5%), credit card fees (up 9.6%), investment services and life insurance fees (up 53.2%), and loan sales and servicing (up 28.2%).

Non-interest expense totaled $73.9 million for the first quarter of 2003, a 6.7% increase from the $69.3 million in the prior-year quarter. Approximately 78% of the $4.6 million increase reflected higher salary and benefits expense, most notably, increased pension expense that has been adversely affected by depressed stock market values. The remaining expenses were well-controlled, and together resulted in an increase of 2.9%. The efficiency ratio was 48.66% for this quarter compared to 46.21% for the year-ago quarter.

Credit quality continues to improve. Net charge-offs for the three months ending March 31, 2003 were $27.3 million, compared to $26.0 million in the 2002 fourth quarter, and a peak of $34.6 million for the September 2002 quarter. Non-performing assets also reduced from year end and the second quarter 2002 peak; at March 31, 2003, non-performing assets were $87.6 million, or 1.23% of period-end loans plus other real estate compared to $89.5 million, or 1.24% at December 31, 2002, and $95.5 million, or 1.30%, at June 30, 2002. The allowance for loan losses to period-end loans at March 31, 2003 and March 31, 2002 was 1.67%. At December 31, 2002, the allowance for loan losses was 1.70% of period-end loans.

Assets at March 31, 2003 totaled $10.6 billion, a 3.2% increase from March 31, 2002. A 26.1% increase in investment securities more than offset a 3.3% decline in total loans from year-to-year. The loan decline continues to reflect the combined impact of a slow economy, particularly on commercial loans, which declined 2.6%, and the planned reduction of retail mortgages, a majority of which are sold to the mortgage secondary markets with servicing being retained by FirstMerit (down 13.0%), manufactured housing loans (down 12.5%) and leases (down 26.9%). Partially offsetting these declines, consumer loan outstandings were up, most notably, home equity loans, which increased 15.3%.

Deposits totaled $7.7 billion at March 31, 2003 an increase of 0.6% over the last twelve months. The increase reflected a 7.9% growth in core deposits (demand, savings, and money market accounts), partially offset by a 7.4% decline in time deposits. Core deposits accounted for 55.9% of deposits, compared to 52.1% last year.

Shareholder’s equity was $975.7 million at March 31, 2003. Average equity to average assets was 9.17% for the first quarter of 2003 compared to 8.96% for the same prior-year quarter. Common dividends per share were $0.25, representing a payout of 55.6% of net income. During the quarter, 80,000 common shares were repurchased; period-end common shares outstanding totaled 84.5 million.

First Quarter 2003 Highlights

Expansion of Mortgage Business: To support strong growth in its market, FirstMerit expanded its direct sales force, product offerings and geographic coverage. FirstMerit Mortgage opened an office in the Boardman, Ohio area, while FirstMerit Title Agency broadened its title services into a full-service title agency.

Wealth Management Enhancements: FirstMerit formed a new unit, Wealth Relationship Management Services, dedicated to serving its growing number of high net-worth clients. The new unit serves as a single point of contact for high net-worth clients, integrating FirstMerit’s specialty wealth units, such as Trust, Private Banking and Brokerage.

Community Executive Program Deepens Community Roots: FirstMerit appointed three seasoned professionals with established local roots in their respective communities to increase FirstMerit’s profile and market penetration in local communities, boost sales and deliver on the Company’s relationship banking model. This program supports FirstMerit’s super-community banking strategy, combining personal banking, local decision-making and a broad and comprehensive product line.

Financials and Conference Call Information available on our Website – Full financial statements are available at http://www.firstmerit.com/quarterlies. A conference call will be held TODAY at 10:00 AM Eastern Time. Call 1-800-865-2821 by 9:55 AM. No passcode is necessary. A replay will be available for ten business days beginning 12:30 PM today through May 1, 2003, by dialing 1-800-642-1687, reservation #9262001.

FirstMerit Corporation is a diversified financial services company headquartered in Akron, Ohio, with assets of $10.6 billion as of March 31, 2003, and 157 banking offices in 22 Ohio and Western Pennsylvania counties. FirstMerit provides a complete range of banking and other financial services to consumers and businesses through its core operations. Principal wholly-owned subsidiaries include: FirstMerit Bank, N.A., FirstMerit Mortgage Corporation, FirstMerit Title Agency, Ltd., FirstMerit Credit Life Insurance Company, and FirstMerit Community Development Corporation.

FIRSTMERIT CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands)

	Quarters (Unaudited)

	2003	2002	2002	2002	2002
	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
EARNINGS

Net interest income FTE (a)	$102,366	105,130	107,589	106,644	105,592

Provision for loan losses	23,496	26,000	34,552	18,762	19,314

Other income	51,852	51,454	43,485	43,898	47,565

Other expenses	73,875	77,739	70,530	69,501	69,260

FTE adjustment (a)	664	759	803	871	926

Net income	38,282	36,629	32,237	42,032	43,468

Diluted EPS	$0.45	0.43	0.38	0.49	0.51

PERFORMANCE RATIOS

Return on average assets (ROA)	1.46%	1.39%	1.22%	1.62%	1.72%

Return on average common equity (ROE)	15.98%	15.03%	13.28%	17.99%	19.20%

Net interest margin FTE (a)	4.21%	4.28%	4.38%	4.41%	4.48%

Efficiency ratio	48.66%	49.74%	47.50%	46.36%	46.21%

Number of full-time equivalent employees	3,187	3,050	3,117	3,146	3,131

MARKET DATA

Book value/common share	$11.54	11.40	11.49	11.28	10.84

Period-end common share mkt value	18.44	21.66	21.42	27.58	28.79

Market as a % of book	160%	190%	186%	245%	266%

Cash dividends/common share	$0.25	0.25	0.25	0.24	0.24

Common stock dividend payout ratio	55.56%	58.14%	65.79%	48.98%	47.06%

Average basic common shares	84,513	84,494	84,639	85,005	84,909

Average diluted common shares	84,891	84,917	85,124	85,780	85,703

Period end common shares	84,485	84,505	84,515	84,921	84,952

Common shares repurchased	80,000	25,000	418,800	233,800	231,200

Common stock market capitalization	$1,557,903	1,830,389	1,810,318	2,342,121	2,445,774

ASSET QUALITY

Gross charge-offs	$32,132	32,602	39,837	23,287	24,599

Net charge-offs	27,285	26,000	34,552	18,762	19,219

Allowance for loan losses	119,001	122,790	122,790	122,790	122,790

Nonperforming assets (NPAs)	87,598	89,534	92,385	95,461	72,899

Net charge-off/average loans ratio	1.54%	1.41%	1.86%	1.02%	1.05%

Allowance for loan losses/period-end loans	1.67%	1.70%	1.67%	1.67%	1.67%

NPAs/loans and other real estate	1.23%	1.24%	1.26%	1.30%	0.99%

Allowance for loan losses/Nonperforming loans	146.74%	149.14%	141.18%	135.52%	194.77%

CAPITAL & LIQUIDITY

Period-end tangible equity to assets	7.97%	7.77%	7.98%	7.84%	7.69%

Average equity to assets	9.17%	9.24%	9.21%	9.00%	8.96%

Average equity to loans	13.56%	13.26%	13.11%	12.75%	12.44%

Average loans to deposits	93.04%	93.27%	94.74%	95.83%	96.85%

AVERAGE BALANCES

Assets	$10,603,837	10,458,614	10,469,446	10,420,276	10,273,650

Deposits	7,705,585	7,817,174	7,762,063	7,681,814	7,639,148

Loans	7,169,277	7,291,212	7,353,815	7,361,674	7,398,209

Earning assets	9,864,534	9,747,861	9,745,447	9,690,407	9,555,042

Shareholders’ equity	972,413	966,712	964,221	938,263	920,481

ENDING BALANCES

Assets	$10,558,797	10,688,206	10,495,944	10,514,451	10,233,026

Deposits	7,713,924	7,711,259	7,834,999	7,740,640	7,668,680

Loans	7,125,322	7,214,305	7,348,022	7,337,140	7,366,377

Intangible assets	145,448	145,670	146,120	146,218	146,440

Earning assets	9,798,781	9,901,954	9,745,014	9,743,295	9,507,260

Total shareholders’ equity	975,720	964,657	971,949	958,922	921,712

NOTES:

(a)  - Net interest income on a fully-tax equivalent (“FTE”) basis restates interest on tax-exempt securities and loans as if such interest were subject to federal income tax at the statutory rate.

Number of days in quarter	90	92	92	91	90

Number of days in year	365	365	365	365	365

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)

(Unaudited, except December 31, 2002)
	31-Mar	31-Mar	Annual	Annual
	2003	2002	$ Change	% Change
ASSETS

Investment securities	$2,606,604	2,067,785	538,819	26.06%

Federal funds sold	33,000	—	33,000	—

Loans held for sale	33,855	73,098	-39,243	-53.69%

Commercial loans	3,444,746	3,537,540	-92,794	-2.62%

Mortgage loans	528,769	607,770	-79,001	-13.00%

Installment loans	1,541,707	1,533,784	7,923	0.52%

Home equity loans	606,535	526,004	80,531	15.31%

Credit card loans	135,927	129,239	6,688	5.17%

Manufactured housing loans	686,471	784,333	-97,862	-12.48%

Leases	181,167	247,707	-66,540	-26.86%

Total loans	7,125,322	7,366,377	-241,055	-3.27%

Less allowance for loan losses	119,001	122,790	-3,789	-3.09%

Net loans	7,006,321	7,243,587	-237,266	-3.28%

Cash and due from banks	206,073	179,614	26,459	14.73%

Premises and equipment, net	114,123	126,419	-12,296	-9.73%

Intangible assets	145,448	139,343	6,105	4.38%

Accrued interest receivable and other assets	413,373	403,180	10,193	2.53%

	$10,558,797	10,233,026	325,771	3.18%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:

Demand-non-interest bearing	$1,287,200	1,129,093	158,107	14.00%

Demand-interest bearing	758,671	717,030	41,641	5.81%

Savings and money market accounts	2,266,979	2,150,057	116,922	5.44%

Certificates and other time deposits	3,401,074	3,672,500	-271,426	-7.39%

Total deposits	7,713,924	7,668,680	45,244	0.59%

Wholesale borrowings	1,678,876	1,485,565	193,311	13.01%

Total funds	9,392,800	9,154,245	238,555	2.61%

Accrued taxes, expenses, and other liabilities	190,277	157,069	33,208	21.14%

Total liabilities	9,583,077	9,311,314	271,763	2.92%

Shareholders’ equity:

Preferred Stock, without par value: authorized 7,000,000 shares Preferred Stock, Series A, without par value: designated 800,000 shares; none outstanding Cumulative convertible preferred stock, Series B, without par value:

designated 220,000 shares; 45,436, 50,237 and 45,436 shares outstanding at March 31, 2003, March 31, 2002 and December 31, 2002, respectively	1,093	1,209	-116	-9.59%

Common stock, without par value:

authorized 300,000,000 shares; issued 92,026,350 shares	127,937	127,937	0	0.00%

Capital surplus	111,945	114,528	-2,583	-2.26%

Accumulated other comprehensive income	-1,404	-6,229	4,825	-77.46%

Retained earnings	926,241	861,482	64,759	7.52%

Treasury stock, at cost, 7,541,102, 7,027,145 and 7,520,875 at March 31, 2003, March 31, 2002 and December 31, 2002, respectively	-190,092	-177,215	-12,877	7.27%

Total shareholders’ equity	975,720	921,712	54,008	5.86%

	$10,558,797	10,233,026	325,771	3.18%

[Additional columns below]

[Continued from above table, first column(s) repeated]

(Unaudited, except December 31, 2002)
	31-Dec	Quarterly	Quarterly
	2002	% Change	% Change
ASSETS

Investment securities	2,517,680	88,924	3.53%

Federal funds sold	—	33,000	—

Loans held for sale	169,969	-136,114	-80.08%

Commercial loans	3,430,396	14,350	0.42%

Mortgage loans	560,510	-31,741	-5.66%

Installment loans	1,564,588	-22,881	-1.46%

Home equity loans	597,060	9,475	1.59%

Credit card loans	141,575	-5,648	-3.99%

Manufactured housing loans	713,715	-27,244	-3.82%

Leases	206,461	-25,294	-12.25%

Total loans	7,214,305	-88,983	-1.23%

Less allowance for loan losses	122,790	-3,789	-3.09%

Net loans	7,091,515	-85,194	-1.20%

Cash and due from banks	233,568	-27,495	-11.77%

Premises and equipment, net	116,282	-2,159	-1.86%

Intangible assets	145,670	-222	-0.15%

Accrued interest receivable and other assets	413,522	-149	-0.04%

	10,688,206	-129,409	-1.21%

LIABILITIES AND SHAREHOLDERS’ EQUITY

Deposits:

Demand-non-interest bearing	1,264,640	22,560	1.78%

Demand-interest bearing	777,771	-19,100	-2.46%

Savings and money market accounts	2,082,361	184,618	8.87%

Certificates and other time deposits	3,586,487	-185,413	-5.17%

Total deposits	7,711,259	2,665	0.03%

Wholesale borrowings	1,821,120	-142,244	-7.81%

Total funds	9,532,379	-139,579	-1.46%

Accrued taxes, expenses, and other liabilities	191,170	-893	-0.47%

Total liabilities	9,723,549	-140,472	-1.44%

Shareholders’ equity:

Preferred Stock, without par value: authorized 7,000,000 shares Preferred Stock, Series A, without par value: designated 800,000 shares; none outstanding Cumulative convertible preferred stock, Series B, without par value:

designated 220,000 shares; 45,436, 50,237 and 45,436 shares outstanding at March 31, 2003, March 31, 2002 and December 31, 2002, respectively	1,093	0	0.00%

Common stock, without par value:

authorized 300,000,000 shares; issued 92,026,350 shares	127,937	0	0.00%

Capital surplus	112,300	-355	-0.32%

Accumulated other comprehensive income	3,924	-5,328	-135.78%

Retained earnings	909,238	17,003	1.87%

Treasury stock, at cost, 7,541,102, 7,027,145 and 7,520,875 at March 31, 2003, March 31, 2002 and December 31, 2002, respectively	-189,835	-257	0.14%

Total shareholders’ equity	964,657	11,063	1.15%

	10,688,206	-129,409	-1.21%

FIRSTMERIT CORPORATION
AVERAGE CONSOLIDATED BALANCE SHEETS
UNAUDITED

		Quarterly Periods

(Dollars in thousands)		March 31,	Dec 31,	Sept 30,	June 30,	March 31,
		2003	2002	2002	2002	2002
ASSETS

Investment securities/fed funds sold		$2,581,087	2,346,020	2,321,609	2,250,313	2,100,059

Loans held for sale		114,170	110,629	70,023	78,420	56,774

Commercial loans		3,423,865	3,449,964	3,486,397	3,526,240	3,521,637

Mortgage loans		564,504	592,963	602,866	606,775	633,441

Installment loans		1,547,026	1,583,982	1,579,235	1,540,327	1,547,616

Home equity loans		600,089	585,946	564,636	537,856	512,195

Credit card loans		139,614	139,283	136,998	133,304	131,767

Manufactured housing loans		703,903	731,353	759,747	777,844	800,743

Leases		190,276	207,721	223,936	239,328	250,810

Total loans		7,169,277	7,291,212	7,353,815	7,361,674	7,398,209

Less: allowance for loan losses		120,684	121,548	121,456	122,716	124,403

Net loans		7,048,593	7,169,664	7,232,359	7,238,958	7,273,806

Total earning assets		9,864,534	9,747,861	9,745,447	9,690,407	9,555,042

Cash and due from banks		190,143	179,628	181,295	170,915	175,087

Premises and equipment, net		116,053	116,397	124,201	125,972	128,218

Accrued interest receivable and other assets		553,791	536,276	539,959	555,698	539,706

TOTAL ASSETS	$	10,603,837	10,458,614	10,469,446	10,420,276	10,273,650

LIABILITIES

Deposits:

Demand-non-interest bearing		$1,238,553	1,256,896	1,204,376	1,146,763	1,125,834

Demand-interest bearing		744,516	739,166	710,964	727,201	690,285

Savings and money market accounts		2,177,493	2,133,412	2,111,613	2,117,347	2,076,168

Certificates and other time deposits		3,545,023	3,687,700	3,735,110	3,690,503	3,746,861

Total deposits		7,705,585	7,817,174	7,762,063	7,681,814	7,639,148

Wholesale borrowings		1,731,566	1,498,733	1,565,841	1,631,782	1,553,238

Total funds		9,437,151	9,315,907	9,327,904	9,313,596	9,192,386

Accrued taxes, expenses and other liabilities		194,273	175,995	177,321	168,417	160,783

Total liabilities		9,631,424	9,491,902	9,505,225	9,482,013	9,353,169

Preferred stock		1,093	1,130	1,172	1,202	1,209

Common stock		127,937	127,937	127,937	127,937	127,937

Capital surplus		112,115	112,283	112,217	112,884	114,722

Accumulated other comprehensive income		4,596	14,647	18,123	4,977	6,551

Retained earnings		916,311	900,635	891,259	868,620	847,884

Treasury stock		(189,639)	(189,920)	(186,487)	(177,357)	(177,822)

Total shareholders’ equity		972,413	966,712	964,221	938,263	920,481

LIABILITIES AND SHAREHOLDERS’ EQUITY	$	10,603,837	10,458,614	10,469,446	10,420,276	10,273,650

FIRSTMERIT CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME

		(Unaudited, except December 31, 2002)
		(In thousands except per share data)

	Quarters Ended		Year ended
	March 31,		December 31,
	2003	2002	2002
Interest income:

Interest and fees on loans, including held for sale	$122,151	136,328	536,958

Interest and dividends on securities and fed funds sold	27,392	28,326	111,055

Total interest income	149,543	164,654	648,013

Interest expense:

Demand-interest bearing	297	475	1,794

Savings and money market accounts	4,628	6,277	23,870

Certificates and other time deposits	29,889	40,524	148,401

Wholesale borrowings	13,027	12,712	52,352

Total interest expense	47,841	59,988	226,417

Net interest income	101,702	104,666	421,596

Provision for loan losses	23,496	19,314	98,628

Net interest income after provision for loan losses	78,206	85,352	322,968

Other income:

Trust fees	4,886	5,166	20,013

Service charges on deposits	14,888	12,458	56,369

Credit card fees	9,726	8,872	38,389

ATM and other service fees	2,890	3,087	12,692

Bank owned life insurance income	3,229	3,261	13,073

Investment services and life insurance fees	3,633	2,371	12,624

Manufactured housing income	553	629	1,960

Investment securities gains, net	2,866	3,599	8,445

Loan sales and servicing	4,910	3,831	9,768

Other operating income	4,271	4,291	13,069

Total other income	51,852	47,565	186,402

	130,058	132,917	509,370

Other expenses:

Salaries, wages, pension and benefits	37,139	33,547	138,459

Net occupancy expense	5,984	5,634	21,110

Equipment expense	3,207	3,875	15,726

Stationery, supplies and postage	3,030	2,925	11,632

Bankcard, loan processing and other costs	6,477	6,444	26,829

Professional services	2,622	2,303	9,403

Amortization of intangibles	222	222	888

Other operating expenses	15,194	14,310	62,983

Total other expenses	73,875	69,260	287,030

Income before Federal income taxes	56,183	63,657	222,340

Federal income taxes	17,901	20,189	67,974

Net income	$38,282	43,468	154,366

Other comprehensive income (loss), net of taxes	(5,328)	(9,633)	520

Comprehensive income	$32,954	33,835	154,886

Basic net income per share	$0.45	0.51	1.82

Diluted net income per share	$0.45	0.51	1.81

Dividends paid	$0.25	0.24	0.98

Weighted-average shares outstanding — basic	84,513	84,909	84,772

Weighted-average shares outstanding — diluted	84,891	85,703	85,317

Consolidated Statements of Earnings
FIRSTMERIT CORPORATION AND SUBSIDIARIES
(Dollars in thousands, except share data)

(Unaudited)	Quarterly Results

	2003	2002	2002	2002	2002
	1st Q	4th Q	3rd Q	2nd Q	1st Q

Interest and fees on loans, including held for sale	$122,151	130,735	134,758	135,137	136,328

Interest and dividends — securities/fed funds	27,392	26,412	28,220	28,097	28,326

Total interest income	149,543	157,147	162,978	163,234	164,654

Interest on deposits:

Demand-interest bearing	297	398	443	478	475

Savings and money market accounts	4,628	5,206	6,160	6,227	6,277

Certificates and other time deposits	29,889	34,560	36,091	37,226	40,524

Wholesale borrowings	13,027	12,612	13,498	13,530	12,712

Total interest expense	47,841	52,776	56,192	57,461	59,988

Net interest income	101,702	104,371	106,786	105,773	104,666

Provision for loan losses	23,496	26,000	34,552	18,762	19,314

Net interest income after provision for loan losses	78,206	78,371	72,234	87,011	85,352

Other income:

Trust fees	4,886	4,703	4,746	5,398	5,166

Service charges on deposits	14,888	15,919	14,541	13,451	12,458

Credit card fees	9,726	10,014	9,727	9,776	8,872

ATM and other service fees	2,890	2,954	3,341	3,310	3,087

Bank owned life insurance income	3,229	3,326	3,265	3,221	3,261

Investment services and life insurance fees	3,633	4,071	3,234	2,948	2,371

Manufactured housing income	553	427	447	457	629

Investment securities gains, net	2,866	748	3,054	1,044	3,599

Loan sales and servicing	4,910	6,298	(1,489)	1,128	3,831

Other operating income	4,271	2,994	2,619	3,165	4,291

Total other income	51,852	51,454	43,485	43,898	47,565

Other expenses:

Salaries, wages, pension and benefits	37,139	37,315	34,419	33,178	33,547

Net occupancy expense	5,984	4,986	5,163	5,327	5,634

Equipment expense	3,207	4,077	3,857	3,917	3,875

Stationery, supplies and postage	3,030	3,145	2,892	2,670	2,925

Bankcard, loan processing and other costs	6,477	6,680	6,730	6,975	6,444

Professional services	2,622	2,416	2,233	2,451	2,303

Amortization of intangibles	222	222	222	222	222

Other operating expenses	15,194	18,898	15,014	14,761	14,310

Total other expenses	73,875	77,739	70,530	69,501	69,260

Income before federal income taxes	56,183	52,086	45,189	61,408	63,657

Federal income taxes	17,901	15,457	12,952	19,376	20,189

Net income	$38,282	36,629	32,237	42,032	43,468

Other comprehensive income (loss), net of tax	(5,328)	(22,325)	11,493	20,985	(9,633)

Comprehensive income	$32,954	14,304	43,730	63,017	33,835

Net income applicable to common shares	38,264	37,548	32,217	42,012	43,448

Adjusted net income used in diluted EPS calculation	38,290	37,576	32,245	42,041	43,478

Weighted-average common shares — basic	84,513	84,494	84,639	85,005	84,909

Weighted-average common shares — diluted	84,891	84,917	85,124	85,780	85,703

Basic net income per share	$0.45	0.44	0.38	0.49	0.51

Diluted net income per share	$0.45	0.43	0.38	0.49	0.51

FirstMerit Corporation
(Dollars in thousands)
(Unaudited)

	2003	2002	2002	2002	2002
QUARTERLY OTHER INCOME DETAIL	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Trust fees	$4,886	4,703	4,746	5,398	5,166

Service charges on deposits	14,888	15,919	14,541	13,451	12,458

Credit card fees	9,726	10,014	9,727	9,776	8,872

ATM and other service fees	2,890	2,954	3,341	3,310	3,087

Bank owned life insurance income	3,229	3,326	3,265	3,221	3,261

Investment services and life insurance fees	3,633	4,071	3,234	2,948	2,371

Manufactured housing income	553	427	447	457	629

Investment securities gains, net	2,866	748	3,054	1,044	3,599

Loan sales and servicing	4,910	6,298	(1,489)	1,128	3,831

Other operating income	4,271	2,994	2,619	3,165	4,291

Total Other Income	$51,852	51,454	43,485	43,898	47,565

	2003	2002	2002	2002	2002
QUARTERLY OTHER EXPENSE DETAIL	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Salary, wages, pension and benefits	$37,139	37,315	34,419	33,178	33,547

Net occupancy expense	5,984	4,986	5,163	5,327	5,634

Equipment expense	3,207	4,077	3,857	3,917	3,875

Taxes, other than federal income taxes	1,561	1,621	1,669	1,654	1,283

Stationery, supplies and postage	3,030	3,145	2,892	2,670	2,925

Bankcard, loan processing and other costs	6,477	6,680	6,730	6,975	6,444

Advertising	677	1,913	1,142	1,499	1,028

Professional services	2,622	2,416	2,233	2,451	2,303

Telephone	1,037	1,065	1,059	1,062	1,122

Amortization of intangibles	222	222	222	222	222

Other operating expenses	11,919	14,299	11,144	10,546	10,877

Total Other Expenses	$73,875	77,739	70,530	69,501	69,260

FIRSTMERIT CORPORATION & SUBSIDIARIES
ASSET QUALITY INFORMATION
31-Mar-03
(Dollars in thousands, except ratios)

(Unaudited, except 2002 annual period)

	Quarterly Periods					Annual Period
	Mar 31	Dec 31	Sep 30	June 30	Mar 31	Dec 31,
Allowance for Loan Losses	2003	2002	2002	2002	2002	2002
Balance at beginning of period	$122,790	122,790	122,790	122,790	125,235	125,235

Reclass to lease residual reserves	—	—	—	—	(2,540)	(2,540)

Provision for loan losses	23,496	26,000	34,552	18,762	19,314	98,628

Charge-offs	32,132	32,602	39,837	23,287	24,599	120,325

Recoveries	4,847	6,602	5,285	4,525	5,380	21,792

Net charge-offs	27,285	26,000	34,552	18,762	19,219	98,533

Balance at end of period	$119,001	122,790	122,790	122,790	122,790	122,790

Ratios

Provision for loan losses as a % of average loans	1.33%	1.41%	1.86%	1.02%	1.06%	1.34%

Net charge-offs as a % of average loans	1.54%	1.41%	1.86%	1.02%	1.05%	1.34%

Allowance as a % of period-end loans	1.67%	1.70%	1.67%	1.67%	1.67%	1.70%

Allowance as a % of nonperforming loans	146.74%	149.14%	141.18%	135.52%	194.77%	149.14%

Asset Quality

Impaired loans:

Nonaccrual	$68,338	72,035	79,017	79,810	58,557	72,035

Restructured	48	48	48	54	60	48

Total impaired loans	68,386	72,083	79,065	79,864	58,617	72,083

Other loans:

Nonaccrual	12,710	10,248	7,907	10,741	4,427	10,248

Restructured	—	—	—	—	—	—

Total other nonperforming loans	12,710	10,248	7,907	10,741	4,427	10,248

Total nonperforming loans	81,096	82,331	86,972	90,605	63,044	82,331

Other real estate (“ORE”)	6,502	7,203	5,413	4,856	9,855	7,203

Total nonperforming assets (“NPAs”)	$87,598	89,534	92,385	95,461	72,899	89,534

NPAs as % of period-end loans + ORE	1.23%	1.24%	1.26%	1.30%	0.99%	1.24%

Past due 90 days or more & accruing interest	$39,615	43,534	32,763	28,736	34,705	43,534

Average loans	7,169,277	7,291,212	7,353,815	7,361,674	7,398,209	7,350,952

Period-end loans	7,125,322	7,214,485	7,348,022	7,337,140	7,366,377	7,214,485

Days in quarter	90	92	92	91	90	365

Days in year	365	365	365	365	365	365

FirstMerit Corporation
ALLOWANCE FOR LOAN LOSSES — Net Charge-off Detail
(Dollars in thousands)
(Unaudited)

	Quarter ended	Quarter ended	Year ended
	March 31	March 31	December 31
	2003	2002	2002
Allowance for loan losses — beginning of period	122,790	125,235	125,235

Loans charged off:

Commercial	10,284	3,158	31,970

Mortgage	103	845	622

Installment	10,834	8,870	37,272

Home equity	803	918	3,768

Credit cards	3,176	2,609	12,417

Manufactured housing	5,831	7,514	27,934

Leases	1,101	685	6,342

Total	32,132	24,599	120,325

Recoveries:

Commercial	509	373	1,836

Mortgage	2	19	41

Installment	2,973	3,393	12,446

Home equity	228	174	1,002

Credit cards	427	646	2,567

Manufactured housing	594	579	3,411

Leases	114	196	489

Total	4,847	5,380	21,792

Net charge-offs	27,285	19,219	98,533

Reclassification to lease residual reserves	—	(2,540)	(2,540)

Provision for loan losses	23,496	19,314	98,628

Allowance for loan losses — end of period	119,001	122,790	122,790

Average loans outstanding	7,169,277	7,398,209	7,350,952

Ratio to average loans:

(Annualized) net charge-offs	1.54%	1.05%	1.34%

Loans outstanding — period-end	7,125,322	7,366,377	7,214,305

Allowance for loan losses:

As a percent of period-end loans outstanding	1.67%	1.67%	1.70%

As a multiple of (annualized) net charge-offs	1.08	1.58	1.25